SECURITIES AND EXCHANGE COMMISSION

                                    Washington, D.C. 20549

                                           Form 8-K

                                        CURRENT REPORT

                            Pursuant to Section 13 or 15(d) of the
                                Securities Exchange Act of 1934

                       Date of Report (Date of earliest event reported)
                                       December 25, 1999

                               RESIDENTIAL ACCREDIT LOANS, INC.
                  (Exact name of the registrant as specified in it's charter)

                                33-95932, 333-8733, 333-33493

                                 333-48327, 333-63549            51-0368240
                                       333-72661

Delaware                      (Commission File Number)      (I.R.S. Employee
(STATE OR OTHER                                           Identification No.)
jurisdiction of
incorporation)

8400 Normandale Lake Boulevard                        55437
Minneapolis, Minnesota                             (Zip Code)
(Address of Principal
 Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000

Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the December, 1999 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.

Master Serviced by Residential Funding Corporation

1995-QS1    RALI
1996-QS1    RALI
1996-QS2    RALI
1996-QS3    RALI
1996-QS4    RALI
1996-QS5    RALI
1996-QS6    RALI
1996-QS7    RALI
1996-QS8    RALI
1997-QPCR1  RALI
1997-QPCR2  RALI
1997-QPCR3  RALI
1997-QS1    RALI
1997-QS10   RALI
1997-QS11   RALI
1997-QS12   RALI
1997-QS13   RALI
1997-QS2    RALI
1997-QS3    RALI
1997-QS4    RALI
1997-QS5    RALI
1997-QS6    RALI
1997-QS7    RALI
1997-QS8    RALI
1997-QS9    RALI
1998-QS1    RALI
1998-QS10   RALI
1998-QS11   RALI
1998-QS12   RALI
1998-QS13   RALI
1998-QS14   RALI
1998-QS15   RALI
1998-QS16   RALI
1998-QS17   RALI
1998-QS2    RALI
1998-QS3    RALI
1998-QS4    RALI
1998-QS5    RALI
1998-QS6    RALI
1998-QS7    RALI
1998-QS8    RALI
1998-QS9    RALI
1999-QS1    RALI

1999-QS10   RALI
1999-QS11   RALI
1999-QS12   RALI
1999-QS13   RALI
1999-QS2    RALI
1999-QS3    RALI
1999-QS4    RALI
1999-QS5    RALI
1999-QS6    RALI
1999-QS7    RALI
1999-QS8    RALI
1999-QS9    RALI

Item 7.  Financial Statements and Exhibits

(a) Not applicable (b) Not applicable (c) See Item 5.



                                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ACCREDIT LOANS, INC.

 By:
 Name:  Davee Olson
Title:  Chief Financial Officer
Dated:  December 25, 1999

                                          SIGNATURES

Pursuant to the requirements of the Securities ExchangeAct of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ACCREDIT LOANS, INC.

 BY:       /S/  DAVEE OLSON
 Name:     Davee Olson
Title:     Chief Financial Officer
Dated:     December 25, 1999